Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

Note 15 - Subsequent Events

On March 23, 2015 Silicom's Board of Directors declared a dividend of US $1.00 per share payable on April 21, 2015 to shareholders of record as of April 6, 2015, and in the aggregate amount of approximately US $7.3 million for 2014.

In March 2015, the Company's compensation committee and board of directors, respectively, have approved the grant of a total of 92,591 options under the Global Share Incentive Plan (2013), of which options granted to directors and office holders are subject to the approval of the Annual General Meeting, which is currently scheduled to convene no later than July 2015, as prescribed under the Israeli Companies Law, 1999 and the Company's Amended and Restated Articles of Association.